UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 15, 2005

EMPIRE FINANCIAL HOLDING COMPANY

(Exact Name of Registrant as Specified in its Charter)

Florida	001-31292	56-3627212
(State or Other Jurisdiction of Incorporation	(Commission File No.)	(IRS Employer Identification No.)

2170 West State Road 434, Suite 100, Longwood, Florida 32779

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (407) 774-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

On July 15, 2005, the Company issued a press release announcing that its wholly owned subsidiary, Empire Financial Group in conjunction Faith Financial Planners, Inc. entered into an agreement with Promise Keepers to offer the Christian men’s organization’s constituents a discount brokerage services platform that includes innovative proprietary screening tools.

A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Exhibits.
Exhibit 99.1 - Press Release of Empire Financial Holding Company, dated July 15, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPIRE FINANCIAL HOLDING COMPANY

Date: July 15, 2005	By: /s/ Donald A. Wojnowski Jr.

Donald A. Wojnowski Jr.

President

INDEX TO EXHIBITS

Exhibit No.	Exhibit Title

99.1	Press Release of Empire Financial Holding Company, dated July 15, 2005.